                                                                   EXHIBIT 10.17

          Cyberian Outpost, Inc. has omitted from this Exhibit 10.17 portions of the Agreement for which Cyberian Outpost, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portion have been filed separately with the Securities and Exchange Commission.

                                    RENEWAL

GO2NET                                                Insertion Order:  0440-98-0256
999 Third Avenue Suite 4700                           Rep:  JK      Coordinator:  MP
Seattle, WA  98104                                    Date:  5/6/98

Advertiser:  Cyberian Outpost                         Parent Company:

Advertising Contact:  Bob Rathbun                            Agency:  N/A
Contact's Telephone:  860-927-2050                           Fax:  860-927-2055

Advertiser's Address:  27 N. Main Street, Kent, CT

Billing Address:  same as above

Billing Contact: Bob Rathbun                          Telephone:  860-927-2050
Billing email address:  rdr@outpost.com

URL Advertisement is to be linked to:
Email address of ad creative contact:
Alt Text:

ADVERTISING PACKAGE:

[MC front page]       [MC Keywoods]      [StockSite]      ROS        go2vision
[MC run-of-site]      [Marketplace]      [Playsite]       MetaSpy    [Other]

Ads will be served:
 X   from go2net's servers
---
     remotely
The advertiser can comply with the ad specs foundathttp://www.go2net.com/ads/adspecs.html Initial_______

Ad Description: MetaCrawler Marketplace Keyword Campaign Keywords: Keywords will be hardware/software related

Start Date: May 8, 1998        End Date:  August 8, 1998

Pricing:  Flat fee of [XXXXX] per month
          Impressions:
          [XXXXX] (120 x 60) impressions per month on MetaCrawler home page

          [XXXXX] (468 x 60) impressions per month on MetaCrawler home page [XXXXX] keyword impressions per month
          Inclusion on MetaCrawler Marketplace page
          Permanent link on MetaCrawler home page (at least [XXXXX] home page views/month)
          Added Value: [XXXXX] bonus impressions per month on other go2net sites

          Additional impressions delivered May 11-31:
          [XXXXX] (120 x 60) impressions
          [XXXXX] (468 x 60) ROS on MetaCrawler
          [XXXXX] (468 x 60) on other go2net sites (PlaySite, StockSite, Useless
                  Pages)

Billing Schedule:  Pay net 20 each month after start date.

We ask that all ad banners/squares be sent to go2net in email as attached files. This email should also include:

1)  the alt tag(s) desired for banner(s)
2)  the url(s) the ad(s) should be linked to
3) if ad(s) correspond to specific keywords, a detailed listing of which ad(s) corresponds to which word(s) is also required.

Failure to send any of the above items may cause delay in placing ads into rotation.

Send ad to:  adrun@go2net.com

Private URL for checking and delivery and click-throughs will be provided when ad goes live.

Please send all payments and direct any billing questions attn: Accounts Receivable.

AD SPECS:
MetaCrawler:
Banner:  468 x 60; 12k file size; maximum animation 8 seconds
Square (portal):  125 x 125; 8k file size; maximum animation 8 seconds
Marketplace:  120 x 60; 6k file size; no animation
PlaySite:
Banner: 468 x 60; 12 k file size; no animation go2net content (StockSite/Useless Pages):
Banner:  468 x 60; 12k file size; maximum animation 8 seconds
Square (portal):  125 x 125; 8k file size; maximum animation 8 seconds

We only accept image advertising. No shockwave, egi script, real audio, image maps, pull-down menus, Intend or Java. Just plain images and animated images. Any changes an advertiser asks go2net to make to an ad will be subject to a minimum $500 fee.

                                    Advertiser's Initials:_____________

The undersigned is legally empowered to enter into this Agreement and agrees to be bound by the terms and conditions of this Agreement. Sign contract and return with payment to go2net, Inc.

                                  Advertiser


Signature:  /s/ Robert Rathbun           Title:  VP, Marketing
            -------------------------         --------------------------------

Print Name: Robert Rathbun               Date:   5/8/98
            -------------------------         --------------------------------


go2net, Inc.


Signature:  /s/ Ethan Caldwell           Title    GM
            -------------------------         --------------------------------

Print Name: Ethan A. Caldwell            Date:    5/8/98
            -------------------------         --------------------------------

Advertising Agreement Terms & Conditions

The advertiser named on the Advertising Order attached hereto ("Order") desires to have certain material developed and published on the World Wide Web/Internet by go2net, Inc. ("go2net") upon the terms and conditions set forth herein and on the terms and conditions set forth in the Advertising Order attached hereto (together, this "Agreement").

All payments shall be due in advance. Advertisers who have submitted credit applications and received approval from go2net on such applications will be given net 20 days terms. A late charge of 1.5 percent per month of the outstanding balance shall be applied to each payment not made within 20 days from receipt of the invoice.

All materials that Advertiser desires to have go2net place online are subject to go2net's approval. go2net expressly reserves the right, at its sole discretion and at any time, to cancel any Advertising Order or reject any advertising material, including withdrawing any advertising materials which are currently on display or have previously been published. If any advertising materials are withdrawn or canceled prior to display, go2net's only obligation to Advertiser will be to refund any fees paid in advance of the canceled advertising.

The term of the advertising shall be as set forth on the Advertising Order attached hereto. Either party may terminate this Agreement at any time in the event of a material breach by the other party, which remains uncured after thirty days written notice thereof. Notice shall be deemed to have been received five days after mailing such notice if sent by first class mail or on the day transmitted if sent by facsimile transmission. go2net further reserves the right to cancel this agreement for any reason, provided written notice is sent to the Advertiser.

For any reason other than a material breach by go2net, Advertiser may not terminate this agreement.

Advertiser is solely responsible for any legal liability arising out of or relating to the material that Advertiser desires to have go2net place online for purposes of the advertising ("Advertising Material"). Advertiser represents and warrants that the Advertising Material it seeks to have go2net place online complies with go2net's standards, and that Advertiser holds the necessary rights to permit use of the Advertising Materials by go2net for the purpose of this Agreement; and that the use, reproduction, distribution, or transmission of the Advertising Material will not violate any criminal laws or any rights of any third parties, including, but not limited to, such violations as infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any anti-discrimination law or regulation, or any other right of any person or entity. Advertiser agrees to indemnify go2net and to hold go2net harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by go2net, arising out of or related to Advertiser's breach of any of the foregoing representations and warranties.

go2net is not responsible or liable for any errors in content or omissions or consequences, damages, costs, refunds or rebates of any kind arising from any interruption of service or other unavailability of the Internet or Web site in which the advertising is displayed for whatever reason.

go2net makes no representations or warranties relating to the results of Advertiser's advertising by means of the Internet, including without limitation, the number of page views or click-throughs such advertising will receive and any promotional effect thereof.

This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to its conflicts of laws rules. Any dispute or controversy arising under or related to this Agreement shall be adjudicated in a court of competent jurisdiction within the City of Seattle, State of Washington. The parties hereto each hereby waive any jurisdiction, venue and inconvenient forum objections to any state or federal court sitting in the City of Seattle, Washington.

This Agreement supersedes and replaces any existing written or oral agreements between go2net and Advertiser and may be modified only in writing signed by both parties. Any failure by go2net to enforce any provision of this Agreement shall not constitute a waiver of any term hereof. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the enforceability of the remaining provisions shall not be affected.

go2net shall have the right to hold Advertiser and/or its agency or agent jointly and severally liable for such monies go2net is due and payable on publication of the advertisement. If payments are not made in a timely manner, go2net, at its option, may terminate this Agreement.


                              Initial:  Advertiser /s/ R.R.  go2net /s/ E.C.
                                                   --------         --------

                              Date Signed:    5/8/98
                                          ---------------